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                                                                   EXHIBIT 10.21

                                 ADAPTEC, INC.
                          691 South Milpitas Boulevard
                           Milpitas, California 95035
                              Tel: (408) 945-8600
                              Fax: (408) 957-7137

                           ADAPTEC LICENSE AGREEMENT


                             Jaycor Networks, Inc.
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                                    Licensee

                            9775 Towne Centre Drive
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                                 Street Address

San Diego,           CA                                        92121
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City                 State                                     Zip Code


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Telephone No.                                      Fax No.


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Contract Representative

This Agreement is entered into by and between Adaptec, Inc. ("Adaptec") and the Licensee set forth above ("Licensee") as of the date executed by Adaptec ("Effective Date"). Adaptec agrees to grant Licensee certain licenses to the Software set forth in Section 1.2 of this Agreement, subject to the License Agreement Terms and Conditions attached hereto.


        LICENSEE ACKNOWLEDGES HAVING READ THE TERMS AND CONDITIONS SET FORTH ON THIS FACING PAGE AND THE AGREEMENT ATTACHED HERETO, UNDERSTANDS ALL SUCH TERMS AND CONDITIONS, AND AGREES TO BE BOUND THEREBY.

ADAPTEC, INC.                            JAYCOR NETWORKS, INC.

By: /s/ Andrew S. Brown                  By: /s/ Randy Johnson
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Title: Chief Financial Officer           Title: Chief Financial Officer
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Date: 3-9-99                             Date: 3-31-99
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ADAPTEC, INC.

LICENSE AGREEMENT TERMS AND CONDITIONS


        1. DEFINITIONS

               As used in this Agreement, the following terms shall have the following meanings:

               1.1 Adaptec Remus Software. "Adaptec Remus Software" shall mean the Adaptec ADU2 Extension (a MacOS extension which allows users to use Remus based RAID volumes) (RAID 0 and 1).

               1.2 Software. "Software" shall mean the Adaptec AVID serial generator software, in executable binary code form, and all modifications to such software, if any, supplied by Adaptec to Licensee under this Agreement.

        2. LICENSE

               2.1 Binary License. As of the Effective Date, Adaptec grants to Licensee a fully paid, non-exclusive, non-transferable, worldwide license to use the Software (executable binary code form only) internally, solely for the purpose of generating serial numbers for the Remus Software ("Licensed Use"). Licensee shall have the right to make a reasonable number of copies of the Software as is necessary for the Licensed Use.

               2.2 No Sublicense. Licensee shall not have a right to grant any license or sublicense to any third party to use the Software for any purpose, except a sublicense to use the copy of the Adaptec Remus Software produced and distributed, with the serial number, by Licensee.

               2.3 No Modifications. Licensee shall have no right to modify all or any part of the Software. Licensee agrees not to take any actions, such as reverse assembly or reverse compilation, to derive a source code equivalent to the Software.

        3. DELIVERY

               3.1 Delivery. As soon as practicable after the Effective Date, Adaptec shall deliver a master copy of the Software to Licensee.

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        4. PROPRIETARY OWNERSHIP RIGHTS

               4.1 Ownership. Adaptec shall retain all ownership, right, title and interest in and to the Software (including all copies made hereunder), and all intellectual property rights (including copyrights) therein.

               4.2 Copyright Notices. All copies of the Software made by Licensee shall contain Adaptec's copyright notice and Licensee shall not remove any copyright notices contained in the Software.

        5. WARRANTY

               5.1 Warranty of Media Only. Adaptec warrants that the media upon which the Software is placed by Adaptec will be free from defects in workmanship and materials. In the event such media is defective, Adaptec will replace it upon Licensee's reasonable request. Except as warranted, the Software is provided "AS IS". Licensee assumes all risk in connection with its use of the Software.

               5.2 Warranty Exclusion. EXCEPT AS PROVIDED IN SECTION 5. 1, ADAPTEC MAKES NO WARRANTY OF ANY KIND WITH REGARD TO THE SOFTWARE. ADAPTEC EXPRESSLY DISCLAIMS ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, WHETHER ARISING IN LAW, CUSTOM, CONDUCT OR OTHERWISE.

               5.3 No Support. Adaptec shall not be required to provide error corrections, or other support of the Software.

        6. LIMITATION OF LIABILITY

               6.1 Limitation. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES ARISING UNDER THIS AGREEMENT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

               6.2 Force Majeure. Except for payment of monies due under this Agreement, nonperformance of either party shall be excused to the extent that performance is rendered impossible by fire, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

        7. TERM, TERMINATION

               7.1 Term. This Agreement shall commence on the Effective Date and continue until Licensee ceases to manufacture and distribution of the Adaptec Remus Software, under its license from Adaptec, unless earlier terminated under this Section 7.

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               7.2 Termination for Cause. If either party defaults in the performance of any material provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party that if the default is not cured within thirty (30) days, then the Agreement shall automatically terminate at the end of such period.

               7.3 Survival. The provisions of under Sections 4, 5.2, 6.1, and the relevant portions of Sections 7 and 8, shall survive any termination of this Agreement.

               7.4 Termination Effect. Within thirty (30) days after the termination of this Agreement. Licensee shall return to Adaptec the master copy of the Software originally delivered and all copies thereof. Termination of this Agreement for any reason shall not affect the rights of any end user to use the Adaptec Remus Software containing a serial number generated with the Software.

               7.5 Additional Remedies. Except as expressly limited by this Agreement, termination of this Agreement shall be without prejudice to any other remedy which may be available to a party due to default of this Agreement.

        8. MISCELLANEOUS

               8.1 Relationship. The relationship between the parties shall be that of independent contractors. Nothing contained herein shall be construed to imply a joint venture, principal or agent relationship, or other joint relationship, and neither party shall have the rights, power or authority to create any obligation, express or implied, on behalf of the other.

               8.2 Governing Law. This Agreement shall be governed in all respects by the substantive laws of the State of California, United States of America, exclusive of its conflicts of law rules, as applied to agreements entered into in California between California residents.

               8.3 Jurisdiction; Venue. The parties expressly stipulate that all litigation under this Agreement shall be brought in the state courts of the County of Santa Clara, California, or in the U.S. District Court of the Northern District of California.

               8.4 Attorneys' Fees. In the event of any litigation or arbitration by the parties under this Agreement, the prevailing party shall be entitled to costs and reasonable attorneys' fees.

               8.5 Assignment. Licensee shall not assign or otherwise transfer any of its rights, obligations or licenses hereunder without the prior written consent of Adaptec. Subject to the foregoing, the provisions of this Agreement shall apply to and bind the successors and permitted assigns of the parties.

               8.6 Waiver. Failure by any party to enforce any of its rights under this Agreement shall not be deemed a waiver of any right which that party has under this Agreement.

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               8.7 Notices. All notices, requests, consents and other
communications hereunder shall be in writing and delivered personally, by mail or by facsimile (with facsimiles to be promptly confirmed in writing). All such written communications delivered by mail shall be mailed, postage prepaid, either by certified or registered, first-class mail to the parties at their respective addresses as set forth on the facing page of this Agreement, subject to the right of either party to change its address by delivering written notice to the other. Such notices shall be deemed to be effective upon two (2) days following the date of mailing or upon receipt if by facsimile or personal delivery.

               8.8 Severability. Should any provisions of this Agreement contravene any law or valid regulation of any government having jurisdiction over the parties, then such provision shall be automatically terminated and performance thereof by the parties waived, and all other provisions of this Agreement shall continue in full force and effect.

               8.9 Export Compliance. Licensee shall not export, directly or indirectly, any Software to any country for which United States' laws or regulations require an export license or other governmental approval, without first obtaining such license or approval. Licensee hereby agrees to indemnify and hold Adaptec harmless from and against any losses, damages, penalties or causes of action resulting from a violation of this Section.

               8.10 Entire Agreement; Amendment. This Agreement (including facing page) reflects the entire agreement of the parties regarding the subject matter hereof, and supersedes all prior agreements between the parties, whether written or oral. This Agreement shall not be amended, altered or changed except by written agreement signed by both parties. This Agreement is executed in the English language.